

ALLMERICA SELECT                                                             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
          A HIGHER                                                                          440 LINCOLN STREET, WORCESTER, MA 01653
          STANDARD                                                                                 [ALLMERICA SELECT SECONDARY B/D]

VARIABLE ANNUITY APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------       --------------------------------------------------------------
1  MY INVESTMENT   How much I want to invest.                        5  THE OWNER          Please Print Clearly
--------------------------------------------------------------       --------------------------------------------------------------

I am investing $________________ in Allmerica Select                 --------------------------------------------------------------
(Minimum $1,000. Make check payable to Allmerica Financial.)         OWNER'S First Name               Middle               Last
If IRA, Roth, or SEP-IRA application, this payment is a
(check one):                                                         --------------------------------------------------------------
/ / Rollover/Conversion      / /  Trustee to Trustee Transfer        Street Address
/ / Payment for Tax Year _________
                                                                     --------------------------------------------------------------
--------------------------------------------------------------       City                             State                 Zip
2  WHERE    Where I want my money invested.                                 -       -                  /    /          / / M  / / F
--------------------------------------------------------------       --------------------------------------------------------------
Select your investment portfolio by allocating your dollars          Owner's Social Security Number Date of Birth/Trust     Sex
among the accounts by percent or select one of the Model             (       )
Portfolios below. Use whole percentages.                             --------------------------------------------------------------
_____ % Select Emerging Mkts. _____ % Select Gr. & Inc.              Daytime Phone Number
_____ % Select Int'l Equity   _____ % Fidelity VIP Eq. Inc.
_____ % T. Rowe Price Int'l   _____ % Fidelity VIP High Inc.         --------------------------------------------------------------
_____ % Select Aggr. Growth   _____ % Select Income                  JOINT OWNER'S First Name         Middle               Last
_____ % Select Capital Appr.  _____ % Allmerica Money Mkt.                  -       -                  /    /          / / M  / / F
_____ % Select Value Opp.     _____ % Fixed Account                  --------------------------------------------------------------
_____ % Select Growth                                                Joint Owner's Social Security Number Date of Birth/Trust Sex
_____ % Select Strategic Gr.                                         --------------------------------------------------------------
_____ % Fidelity VIP Growth                                          6  THE ANNUITANT      Please Print Clearly
Guarantee Period Accounts (GPA) ($1,000 minimum per Account)         --------------------------------------------------------------
GPAS ARE NOT AVAILABLE IN MARYLAND, OREGON, OR PENNSYLVANIA.
____ % 3 Year ____ % 6 Year ____ % 8 Year                            --------------------------------------------------------------
____ % 5 Year ____ % 7 Year ____ % 9 Year ____ % 10 Year             ANNUITANT'S First Name              Middle            Last
MODEL PORTFOLIOS                                                            -       -                  /    /          / / M  / / F
/ / Accumulator / / Builder / / Provider / / Saver / / Preserver     --------------------------------------------------------------
TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS         Annuitant's Social Security Number Date of Birth       Sex
WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.
--------------------------------------------------------------       --------------------------------------------------------------
3  ACCOUNT REBALANCING                                               JOINT ANNUITANT'S First Name        Middle            Last
--------------------------------------------------------------              -       -                  /    /          / / M  / / F
/ / I elect Automatic Account Rebalancing of the VARIABLE            --------------------------------------------------------------
    ACCOUNTS to the allocations specified in Section 2.              Joint Annuitant's Social Security Number Date of Birth   Sex
/ / Monthly / / Quarterly / / Semi-Annually / / Annually             --------------------------------------------------------------
                                                                     7  BENEFICIARY        Please Print Clearly
AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT       --------------------------------------------------------------
BE IN EFFECT SIMULTANEOUSLY.                                         If there are Joint Owners, the survivor is always Primary
--------------------------------------------------------------       Beneficiary.
4  DOLLAR COST AVERAGING
--------------------------------------------------------------
Select ONE account from which to transfer money.                     --------------------------------------------------------------
Be sure you have allocated money to this account in Section 2.       Name of Primary Beneficiary Relationship to Owner
Transfer $____________ ($100 Minimum)
FROM  / / Fixed Account OR / / Select Income* OR
      / / Money Market*                                              --------------------------------------------------------------
      (*This account cannot be selected in the allocation below.)    Name of Contingent Beneficiary Relationship to Owner
EVERY / / Month / / 3 Mos. / / 6 Mos. / / 12 Mos.
INTO:                                                                --------------------------------------------------------------
_____ % Select Emerging Mkts. _____ % Select Strategic Gr.           8  OPTIONAL RIDERS
_____ % Select Int'l Equity   _____ % Fidelity VIP Growth            --------------------------------------------------------------
_____ % T. Rowe Price Int'l   _____ % Select Gr. & Inc.              I elect:  / / Enhanced Death Benefit
_____ % Select Aggr. Growth   _____ % Fidelity VIP Eq. Inc.                    / / GPS Minimum Guaranteed Annuity Payout
_____ % Select Capital Appr.  _____ % Fidelity VIP High Inc.                                / / 10 Yr.   / / 15 Yr.
_____ % Select Value Opp.     _____ % Select Income                            / /
_____ % Select Growth         _____ % Allmerica Money Mkt.                         ------------------------------------------------
                                100 % TOTAL                          --------------------------------------------------------------
                                                                     9  REPLACEMENT
                                                                     --------------------------------------------------------------
                                                                     Will the proposed contract replace any existing annuity or life insurance policy?  / / Yes  / / No

                                                                     (If yes, list company name and policy number.)

                                                                     --------------------------------------------------------------

                                                                     --------------------------------------------------------------
AS-697

--------------------------------------------------------------       --------------------------------------------------------------
10  TYPE OF ACCOUNT TO BE ISSUED                                     11  TELEPHONE AUTHORIZATION
--------------------------------------------------------------       --------------------------------------------------------------
(CHECK ONLY ONE.)                                                    You will automatically be able to transfer account values,
       ----                                                          change the allocation of future investments and obtain account
/ / Non-Qualified  / / Non-Qualified Deferred Comp.                  values by telephone unless you check the box below.
/ / Regular IRA    / / Roth IRA    / / SEP-IRA*
/ / Pension/Profit Sharing (401(a))*                                 / / I DO NOT accept this Telephone authorization.
/ / Profit Sharing (401(k))*
/ / Tax-Sheltered Annuity Plan (Section 403(b))*                     (Please see additional information in Section 13 below.)
/ / Deferred Compensation Plan (Section 457)*
*Attach required additional forms. Existing Case # __________
-----------------------------------------------------------------------------------------------------------------------------------
12  REMARKS
-----------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NOTICE TO ARKANSAS/NEW JERSEY/OHIO RESIDENTS ONLY: "Any person who includes any false or misleading information on an application for an insurance policy/certificate is subject to criminal and civil penalties."
NOTICE TO COLORADO/KENTUCKY/MAINE/NEW MEXICO/PENNSYLVANIA RESIDENTS ONLY: "Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."
NOTICE TO FLORIDA RESIDENTS ONLY: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing a false, incomplete, or misleading information is guilty of a felony of the third degree."
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
13  SIGNATURES
-----------------------------------------------------------------------------------------------------------------------------------
I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete.
I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's
Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO
DOLLAR AMOUNT; AND ALL PAYMENTS AND VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS (WHERE GPAS ARE AVAILABLE) ARE SUBJECT TO A
MARKET VALUE ADJUSTMENT FORMULA (IF APPLICABLE), THE OPERATION OF WHICH MAY RESULT IN EITHER AN UPWARD OR DOWNWARD ADJUSTMENT.
If I/we accepted the Telephone Authorization privilege in Section 11 above, I/we understand that Allmerica Financial Life
Insurance and Annuity Company is authorized to honor telephone requests by any person who can furnish proper identification to transfer account values among Allmerica Select investment options, change the allocation of my future investments and obtain account values. Neither the Company nor its affiliates and their collective directors, officers, employees and agents will be responsible for any claim arising from such action if the Company acted on instructions in good faith in reliance on this authorization.

/ / Please send me a Statement of Additional Information (SAI).

X
-----------------------------------------------------------------------------------------------------------------------------------
Signature of Owner                                          Signed at (City and State)                             Date
X
-----------------------------------------------------------------------------------------------------------------------------------
Signature of Joint Owner                                    Signed at (City and State)                             Date

-----------------------------------------------------------------------------------------------------------------------------------
14  FOR REGISTERED REP USE ONLY
-----------------------------------------------------------------------------------------------------------------------------------
DOES THE CONTRACT APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)? / / YES / / NO If yes, attach replacement forms as required. As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the contract applied for is suitable for the Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

X
-----------------------------------------------------------------------------------------------------------------------------------
Signature of Registered Representative          Print Name of Registered Representative                     Telephone
X
-----------------------------------------------------------------------------------------------------------------------------------
TR Code          Social Security #              Florida License #            Registered Rep #               E-Mail Address

-----------------------------------------------------------------------------------------------------------------------------------
Name of Broker/Dealer                           Branch #

-----------------------------------------------------------------------------------------------------------------------------------
Branch Office Street Address for Contract Delivery                           City                  State                 Zip


                            ALLMERICA SELECT o ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                            440 LINCOLN STREET o WORCESTER, MA 01653

AS-697